IMPORTANT

Stockholders are cordially invited to attend the annual stockholders' meeting. If you will be unable to attend in person, it is important that you fill out, sign and return the enclosed proxy promptly in order to insure a proper representation at the meeting.


		      BANGOR HYDRO-ELECTRIC COMPANY
			NOTICE OF ANNUAL MEETING
			    DECEMBER 19, 2001

To The Stockholders:

The Annual Meeting of the stockholders of Bangor Hydro-Electric Company will be held on Wednesday, December 19, 2001 at 9:00 o'clock a.m. at the Sheraton Four Points Hotel, 308 Godfrey Boulevard, Bangor, Maine (adjacent to Bangor International Airport) for the following purposes:

1)  To elect nine directors to serve staggered terms;
2) To amend the Articles of Incorporation of the Company to reduce the minimum number of Directors of the Company from 9 directors to 3 directors;
3) To amend the By-Laws of the Company to eliminate the requirement that Directors be stockholders of the Company;
4) To amend the By-Laws of the Company to remove references to and special conditions related to the 8.76% series of non-voting preferred stock, such series having been redeemed in 1999;
5) To ratify and approve the actions of the Officers and the Board of Directors taken since the most recent Annual Meeting of Shareholders; and
6)  To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on November 21, 2001 as the record date for the determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting. Accordingly, only stockholders of record at the close of business on November 21, 2001 will be entitled to vote at said meeting.

IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN and RETURN the enclosed proxy. An addressed envelope, which requires no postage if mailed in the United States, is provided for your use.

			      By Order of the Board of Directors



			      Andrew Landry
			      Clerk

Bangor, Maine
November 30, 2001


		  BANGOR HYDRO-ELECTRIC COMPANY
			 33 State Street
		       Bangor, Maine 04401
			 PROXY STATEMENT

		FOR ANNUAL MEETING OF STOCKHOLDERS
		 TO BE HELD ON DECEMBER 19, 2001

The accompanying proxy to be mailed on or about November 30, 2001 is solicited by the Board of Directors of Bangor Hydro-Electric Company and the cost of such solicitation will be paid by the Company. The person giving the proxy has the power to revoke it at any time before it is exercised (1) by delivery to the Clerk of the Company of any written instrument which by its terms revokes the proxy, (2) by duly executed proxy subsequent in time to the original proxy, (3) by the presence of the stockholder at the Annual Meeting and the giving of notice to the Clerk of the Company of such revocation, or 4) by giving notice in open meeting at the Annual Meeting of such revocation.

The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of shares of the Company's Common Stock and Preferred Stock. In addition to the use of the mail, proxies may be solicited by employees of the Company, by personal interview, by telephone or by telegraph.


      VOTING SECURITIES OUTSTANDING AND PRINCIPAL HOLDERS THEREOF

The Company has outstanding 47,340 shares of Preferred Stock having general voting rights of one vote per share and 7,363,424 shares of Common Stock having general voting rights of one-twelfth of one vote per share. Stockholders of record at the close of business on November 21, 2001 will be entitled to vote at the Annual Meeting.

The following table sets forth as of November 21, 2001 information with respect to persons known to management to be the beneficial owners of more than 5% of any class of voting securities of the Company:


Title of Class
---------------
Common Stock

Name and Address of Beneficial Owner
-------------------------------------
BHE Holdings Inc.
566 Washington Road
Rye, New Hampshire  03870

Amount and Nature of Beneficial Ownership
------------------------------------------
7,363,424 shares

Percent of Class
-----------------
100.0%

The following table sets forth as of November 21, 2001 information with respect to the beneficial ownership of equity securities by directors, nominees for the office of director and named executive officers:

Title of Class      Name of Beneficial Owner    Beneficially Owned*
--------------------------------------------------------------------
Common              Robert S. Briggs                 1
Preferred           Robert S. Briggs                28
Common              Jane J. Bush                     1
Common              Christopher G. Huskilson         1
Common              Paul A. LeBlanc                  0
Common              Norman A. Ledwin                 1
Common              Carroll R. Lee                   1
Common              Elizabeth A. MacDonald           1
Common              David McD. Mann                  1
Common              Frederick S. Samp                0
Common              Richard J. Smith                 1
Common              Ronald E. Smith                  1
Common              Directors & Executive
		      Officers as a group (11)       9
Preferred           Directors & Executive
		      Officers as a group (11)      28

* The directors and executive officers of the Company as a group own a beneficial interest in less than 1% of the Company's Common and Preferred Stock.


			  ELECTION OF DIRECTORS

It is intended, unless otherwise instructed in the enclosed proxy, to vote the proxies in favor of the election of the nominees named in the table on the following page as directors to hold office until the expiration of their respective terms and until their successors shall have been duly elected and qualified. The nominees are now members of the Board of Directors of the Company, each having served continuously since first elected.

If, for any reason, any of the nominees are unable to serve (which event is not now anticipated) it is intended that such proxies will be voted for the election of such other person or persons as may be designated by a majority of the directors.

The following table sets forth the nominees and the directors whose terms continue, their ages, other positions held by them with the Company, the date when they first became a director and their business experience during the last five years (including any other directorship held by them in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of
Section 15(d) of that Act, or in any company registered as an investment company under the Investment Company Act of 1940 (referred to in the table as "Reporting Companies")):

   Name and          Became          Business Experience During Last 5 Years
  Postion (Age)     Director                and Other Directorships
----------------------------------------------------------------------------
-
CLASS I (NOMINEES FOR TERM EXPIRING IN 2002)

Robert S. Briggs (57)
Director             1985          Retired Chairman of the Board, President
				   and Chief Executive Officer of the Company;
				   Trustee of Eastern Maine Medical Center

Norman A. Ledwin (59)
Director             1996          President and Chief Executive
				   Officer and a Director of Eastern
				   Maine Healthcare, a healthcare
				   organization  made up of not-for-
				   profit and for-profit entities
				   (including Eastern Maine Medical
				   Center, a not-for-profit regional
				   acute care hospital facility)

Elizabeth A. MacDonald (55)
Director             2001          Vice President, Human Resources of
				   Emera Inc., a parent of the Company;
				   From March 2, 1997 until November 9,
				   2001 was Vice President - Human
				   Resource of Nova Scotia Power Inc.;
				   Prior to March 2, 1997 was a self-
				   employed consultant


CLASS II (NOMINEES FOR TERM EXPIRING IN 2003)

Jane J. Bush (56)
Director             1990          President and co-owner of Coastal
				   Ventures, a retailing company

David McD. Mann (62)
Chairman             2001          President and Chief Executive Officer
				   and Director of Emera Inc., a parent
				   of the Company and a company traded
				   on the Toronto Stock Exchange;
				   President and Chief Executive Officer
				   and Director of Nova Scotia Power Inc.,
				   an affiliate of the Company and a company with classes of securities traded on the Toronto Stock Exchange; Director of Logistec Corporation, a company traded on the Toronto Stock Exchange;
				   Member of Maritimes and Northeast
				   Pipeline, LLC Management Committee;
				   Member of Maritimes and Northeast
				   Pipeline, LP Management Committee;
				   until July 22, 1996 was a senior
				   partner with the Halifax, Nova Scotia
				   law firm of Cox Downie

Richard J. Smith (49)
Director             2001          Corporate Secretary and General
				   Counsel of Emera Inc., a parent
				   of the Company; Corporate Secretary
				   and General Counsel of Nova Scotia
				   Power Inc., an affiliate of the Company


CLASS III (NOMINEES FOR TERM EXPIRING IN 2004)

Christopher G. Huskilson (44)
Vice Chairman        2001          Chief Operating Officer of Nova Scotia
				   Power Inc., an affiliate of the Company;
				   Member of the Planning Committee of the
				   Northeast Power Coordinating Council

Carroll R. Lee (52)
President & Chief Operating Officer
and Director         1991          President and Chief Operating
				   Officer of the Company;
				   President of the Board of Community
				   Health and Counseling Service, a not-for-profit supplier of home and mental health care services

Ronald E. Smith (51)
Director             2001          Senior Vice President and Chief
				   Financial Officer of Emera Inc.,
				   a parent of the Company; Director of
				   Clear Picture Corporation; Director
				   of CrossOff Inc., a company traded on
				   the Toronto Stock Exchange; Director and
				   Chair of Audit Committee of Atlantic Blue
				   Cross Care; from September 1999 to October
				   2000 was an independent consultant; from March 1999 to September 1999 was Chief
				   Financial Officer, Telecommunications,
				   for Aliant Inc.; prior to March 1999 was Chief Financial Officer for Maritime Tel &
				   Tel Co. Ltd.

In 2000, the Board met on fourteen occasions.

In 2000, the Board of Directors had three standing committees: an Audit Committee, an Investment Committee and a Compensation Committee. The Audit Committee reviews with the independent public accountants the scope and results of their audit and other services to the Company, reviews the adequacy of the Company's internal accounting controls and reports to the Board as necessary. The Audit Committee presently consists of Jane J. Bush, Norman A. Ledwin, Richard J. Smith and Ronald E. Smith. Neither Richard J. Smith nor Ronald E. Smith are independent under the listing standards of the New York Stock Exchange since both are employees of Emera Inc., a parent of the Company. With respect to Mr. Ledwin, the Board determined that Mr. Ledwin's affiliation with Eastern Maine Healthcare, which has an indirect business relationship with the Company, does not interfere with his exercise of independent judgment. Prior to the completion of the Company's merger with Emera Inc., the Audit Committee was composed of Ms. Bush as Chair, and former Directors David M. Carlisle, Marion M. Kane and James E. Rier, Jr., each of whom was independent under the listing standards of the New York Stock Exchange. The Audit Committee met five times during 2000. Prior to the completion of the Company's merger with Emera Inc., the Compensation Committee reviewed the Company's executive compensation and compensation policies in general, and makes recommendations to the full Board of Directors. The Compensation Committee was composed of Mr. Ledwin and former Directors William C. Bullock, Jr., chair, and Joseph H. Cyr and met once during 2000. Prior to the completion of the Company's merger with Emera Inc., the Investment Committee, oversaw the investments of the Company's pension funds. The Investment Committee was composed of Mr. Briggs and former Directors William C. Bullock, Jr., chair, David M. Carlisle and Marion M. Kane and met twice during 2000. Effective with the completion of the Company's merger with Emera Inc., the responsibilities of the Compensation and Investment Committees have been assumed by the full Board of Directors. The Board does not have a nominating or similar committee.

Prior to the completion of the Company's merger with Emera Inc. on October 10, 2001, the members of the Audit Committee and the Compensation Committee were appointed by those Directors who were not employees of the Company from their own number. Other committee assignments were made by the Chairman of the Board. Effective with the Company's merger with Emera Inc., the members of the Audit Committee are appointed by those Directors who are not employees of the Company.





		      AUDIT COMMITTEE REPORT

In overseeing the preparation of the Company's financial statements, the Committee met with both management and the Company's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

With respect to the Company's outside auditors, the Committee, among other things, discussed with PricewaterhouseCoopers LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

			     AUDIT COMMITTEE (Until October 10, 2001)
			     Jane J. Bush, Chair
			     David M. Carlisle
			     Marion M. Kane
			     James E. Rier, Jr.


			    AUDIT COMMITTEE CHARTER

On January 11, 2000, the Audit Committee of the Board of Directors adopted a formal written Charter. The Charter sets forth the purpose of the Audit Committee, established criteria for assuring the independence of the Committee's members, and describes the duties of the Committee. A copy of the Charter is attached hereto as Appendix I.


	      EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table shows, for the fiscal years ending December 31, 2000, 1999, and 1998, the cash compensation paid by the Company to the Chief Executive Officer and to the other executive officers whose total salary and bonus exceeded $100,000:

		SUMMARY COMPENSATION TABLE - ANNUAL COMPENSATION
							    Other Annual
Name and Principal Position    Year     Salary     Bonus    Compensation*
-------------------------------------------------------------------------
Robert S. Briggs**               2000   $236,102    $6,564   $3,400
Chairman of the Board, President 1999   $207,549   $66,499   $3,200
& Chief Executive Officer        1998   $200,981   $41,726   $3,200

Carroll R. Lee**                 2000   $180,289    $5,029   $3,400
Senior Vice President &          1999   $161,149   $37,968   $3,200
Chief Operating Officer          1998   $153,645   $24,468   $3,200

Frederick S. Samp                2000   $131,206    $3,664   $3,046
Vice President-Finance & Law     1999   $112,574   $21,457   $2,527
				 1998   $101,807   $14,337   $2,159

Paul A. LeBlanc                  2000   $121,285    $3,383   $2,800
Vice President-Human Resources   1999   $101,031   $19,197   $2,246
& Information Services           1998   $ 94,961   $12,093   $1,984

* For each named executive officer, Other Annual Compensation consists of the Company's matching contribution to a 401(k) Plan.
** On October 10, 2001, Mr. Briggs retired as Chairman of the Board, President and Chief Executive Officer and Mr. Lee assumed the position of President and Chief Operating Officer

The executive officers participate in a tax qualified defined benefit pension plan that is also applicable to all employees. In addition, the executive officers are parties to Supplemental Benefit Agreements with the Company under which additional retirement benefits are to be paid. Said agreements define the total pension amount to be paid to the executive officer by the Company, with the supplemental amount defined as the difference between this total amount due and the amount due to the executive officer under the tax qualified pension plan applicable to all employees. The total amount of pension benefit, as defined under the Supplemental Benefit Agreements, is a function of the executive officer's age at retirement and his average total compensation over a three-year period. Under the Supplemental Benefit Agreements, no pension amount would be due until the executive officer reaches age 55. At age 55, the executive officer would be entitled to receive 50% of his or her average total compensation over a three-year period. The total pension amount to be paid upon retirement would increase proportionately until a retirement age of 62, at which point the executive officer would be entitled to receive upon retirement 75% of his or her average total compensation over a three-year period. The following table sets forth estimated annual benefit amounts payable upon retirement after age 55 to the executive officers:

			  Age at Retirement
----------------------------------------------------------------------------

Average Total
Compensation  55      56      57      58      59      60      61      62+
$100,000   $50,000 $53,000 $57,000 $60,000 $64,000 $68,000 $72,000 $75,000
$150,000    75,000  79,500  85,500  90,000  96,000 102,000 108,000 112,500
$200,000   100,000 106,000 114,000 120,000 128,000 136,000 144,000 150,000
$250,000   125,000 132,500 142,500 150,000 160,000 170,000 180,000 187,500
$300,000   150,000 159,000 171,000 180,000 192,000 204,000 216,000 225,000

Compensation covered under the defined plan applicable to all employees is total basic compensation exclusive of overtime, bonuses, and other extra, contingent or supplemental compensation, and inclusive of compensation deferred pursuant to the Company's Section 401(k) Plan. Compensation covered under the tax qualified pension plan is limited to the amount set forth in IRC Section 415. Subject to this limitation, it is essentially the same as the amount shown as "Salary" in the Summary Compensation Table above. Compensation covered by the Supplemental Benefit Agreements is total compensation inclusive of bonuses, and other, contingent or supplemental compensation, and compensation deferred pursuant to the Company's Section 401(k) Plan. It is essentially the same as the amount shown as "Salary" and "Bonus" in the Summary Compensation Table above.

"Average Total Compensation" for both plans is computed using the average of the total annual compensation actually paid by the Company to the Executive during the three (3) consecutive calendar years in which the Executive's total compensation from the Company was the highest.

The total annual pension amounts shown in the Pension Plan Table above are payable for the remainder of the executive officer's life after retirement. If the executive officer's spouse survives the executive officer, the spouse will receive an annual benefit for the remainder of her life equal to 50% of the annual benefit to the executive officer. The total annual pension amounts shown in the Pension Plan Table are not subject to any deduction for Social Security or other offset amounts.

Mr. Briggs was a party to such a Supplemental Benefit Agreement at the time of his retirement effective October 10, 2001.

The named executive officers are parties to agreements under which in the event 1) of a change of control of the Company as defined in the agreements and 2) the covered party leaves the employment of the Company within one year after the change of control, he would be entitled to receive a payment equal to two years' salary based upon his average salary over the past three years. He would also be entitled to receive the Company's standard health, life insurance and disability benefits for a period of two years. Based upon the completion of the Company's merger with Emera Inc., the named executive officers would be entitled to receive this benefit upon leaving the employment of the Company prior to October 10, 2002. Mr. Briggs' retirement effective October 10, 2001 constituted such a termination of employment pursuant to the terms of such an agreement.

The executive officers also participate in a long-term disability income plan which is also applicable to all employees. Under the plan, after 90 days of disability, employees are entitled to receive 66 2/3% of their basic monthly earnings up to a maximum monthly benefit of $5,000.

Directors who are not employees of the Company, Emera Inc. or other
Emera affiliates are paid a fee of $500 per meeting for attendance at regular or special meetings of the Board, and $500 per meeting for attendance at committee meetings (unless the committee meeting is held the same day as another meeting for which a full meeting fee is paid, in which case the fee is $250). The directors are also paid an annual retainer of $6,000. Directors who are employees of the Company, Emera Inc. or other Emera affiliates receive no fee for their services as directors.


		   COMPENSATION COMMITTEE INTERLOCKS

During 2000, Mr. Briggs, the Chairman of the Company's Board of
Directors and its President and Chief Executive Officer, served as a Trustee of Eastern Maine Medical Center, a hospital facility located in Bangor, Maine. Mr. Ledwin, who serves on the Board's Compensation Committee, is President, Chief Executive Officer and a Director of Eastern Maine Healthcare, the organization that owns and operates Eastern Maine Medical Center.


	   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2000, the Company made payments to Eastern Maine Healthcare, its subsidiaries and affiliates, of $655,124. Mr. Ledwin, who serves on the Company's Board of Directors, is President, Chief Executive Officer and a Director of Eastern Maine Healthcare. Prior to the Company's merger with Emera Inc. on October 10, 2001, Mr. Ledwin also served on the Compensation Committee of the Company's Board of Directors. Subsequent to the Company's merger with Emera Inc., Mr. Ledwin began serving on the Audit Committee of the Company's Board of Directors.

Eastern Maine Healthcare owns and operates Eastern Maine Medical
Center, the second largest hospital in the State of Maine and the largest in the region served by the Company, as well as several other health care organizations in the region. The Company provides health care benefits to its employees through a self insured managed care plan. An independent plan administrator negotiates on behalf of the Company the rates for health care services paid to individual providers under the plan, including Eastern Maine Healthcare and its affiliates.


		   REPORT ON EXECUTIVE COMPENSATION

The Company manages its compensation programs in a manner intended to attract, retain and motivate its people. Compensation, including executive compensation, is intended to be established at competitive levels, with progress within competitive ranges dependent upon qualifications, experience and individual performance. In considering salary adjustments for the president, the Board's determination is based upon its qualitative judgment with respect to the president's performance in attending to the Company's strategic priorities, and the Company's financial results as measured against reasonable expectations.

The Company has been evolving toward a system that relies on base salaries that are competitive, but that, especially at executive and senior management levels, depends increasingly on incentive awards for the achievement of predetermined performance criteria in order to earn compensation at higher levels within the applicable competitive range. However, the Company has had to maintain the competitiveness of the compensation for management and employees at other levels in order to retain talented people in critical functions. While the Board believed that this concern should apply to the executive officers as well, the Board deferred to the willingness of the Company's executives to forego attempts to keep their compensation at competitive levels while the Company recovered its financial health. In 1999 and 2000, adjustments were made to the base salaries of the executives in order to move them closer to the competitive range for such salaries. In addition, in 1999 the Compensation Committee of the Board completed a long-pending project to implement revised supplemental executive retirement plans to replace plans that are no longer appropriate, a project that had been delayed in view of the more pressing priorities.
The Company still does not have a long-term incentive component to its compensation program.

Since 1991, the Company has maintained an annual incentive bonus program applicable to all employees including executive officers. For the periods presented in the compensation table, the plan included objective targets for all employees in the areas of cost control, customer satisfaction, and workplace safety. In addition, as in prior years, there was an employee satisfaction target for all management people. For the senior management group (including the executive officers), which develops and oversees the accomplishment of the Company's annual strategic plan, additional targets were established with respect to the accomplishment of components of the annual plan. The potential bonus opportunity ranged from 4% of wages and salaries generally, to 5% of salaries for middle management, to 8% of salaries for senior management. Performance for 1998 and 1999 resulted payouts of approximately 7% and 6.5% of salaries for senior management (inclusive of executive officers) during these respective years. Performance for 2000 resulted in payouts of approximately 5.7% for senior manager (exclusive of executive officers) and 2.8% for executive officers.

In attempting to advance the goal discussed above of having a greater portion of executive compensation be derived from incentive compensation, for the periods presented in the compensation table the Compensation Committee of the Board recommended, and the Board approved, discretionary bonus plans for the executive officers. In 1998, the Board adopted a revised plan establishing Mr. Briggs' potential award as chief executive officer at 30% of salary, Mr. Lee's potential award as senior vice president and chief operating officer at 20% of salary, and the remaining executive officers at 15% of salary. Awards were once again dependent upon a review of progress with respect to enumerated priorities. In addition, payments were conditional upon the Company's 1998 financial performance and the
status of common dividend reinstatement at year-end.   The Board was of the
opinion that the efforts of these executives contributed substantially to the Company's progress in 1998, and that their maximum award potentials had been earned. However, in view of the then-continuing suspension of common dividends, the award payments to these officers under this plan were limited to one-half of their respective award potentials. For 1999 and 2000 a similar plan with the same award potentials was adopted for these executives. The Committee evaluated the executives' performance soon after the end of each of these years, and determined that they had earned an award equal to 85% of their respective award potentials for 1999. For 2000, the threshold level of earnings per share were not attained and thus no payout was made under the plan.

November 21, 2001                           BOARD OF DIRECTORS*
					    Jane J. Bush
					    Christopher G. Huskilson
					    Norman A. Ledwin
					    Elizabeth A. MacDonald
					    David McD. Mann
					    Richard J. Smith
					    Ronald E. Smith

* - During the period 1998 though 2001, neither Mr. Briggs nor Mr. Lee participated in any deliberations of the Company's Board of Directors concerning executive officer compensation.


		 INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers, LLP, One Post Office Square, Boston,
Massachusetts 02109, were the independent public accountants for the Company for the 2000 fiscal year. Ernst & Young LLP, P.O. Box 2007, Station CRO, 13th Floor, 1959 Upper Water Street, Halifax, N.S. B3J 2Z1 has been appointed for the 2001 and 2002 fiscal years. Ernst & Young serves as independent auditors to Emera Inc., a parent of the Company.

The Company does not expect that representatives of PricewaterhouseCoopers or Ernst & Young will be present at the Annual Meeting, have the opportunity to make a statement, or be available to respond to appropriate questions.

With respect to the change in accountants, at a regularly scheduled meeting of the Board of Directors held on November 21, 2001, the Board appointed Ernst & Young to serve as the Company's Independent Public Accountants for the Company's 2001 fiscal year, thereby discontinuing the Company's retention of PricewaterhouseCoopers in this capacity. The decision to change accountants was approved by the Audit Committee of the Board. PricewaterhouseCoopers's report on the financial statements for each of the past two years did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years and during 2001, the Company had no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the two most recently completed fiscal years or during 2001, PricewaterhouseCoopers (A) did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist; (B) did not advise the Company that information had come to their attention that had led them to no longer be able to rely on management's representations, or that had made them unwilling to be associated with the financial statements prepared by management; (C) did not advise the Company of the need to expand significantly the scope of its audit, or that information had come to their attention during the two most recently completed fiscal years or during 2001, that if further investigated may: (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or
(ii) cause them to be unwilling to rely on management's representations or be associated with the Company's financial statements, and therefore the discontinuation of the retention of PricewaterhouseCoopers did not prevent such an expansion of the scope of their audit or their ability to conduct such further investigation; and (D)(1) did not advise the Company that information had come to their attention that they had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to PricewaterhouseCoopers' satisfaction, would prevent them from rendering an unqualified audit report on those financial statements), and therefore the dismissal of PricewaterhouseCoopers' did not prevent the resolution of any issue that had not been resolved to PricewaterhouseCoopers' satisfaction prior to discontinuation of the retention of PricewaterhouseCoopers.



			  VOTING PROCEDURES

Under the Company's Certificate of Organization, as amended, the Board of Directors shall consist of not less than nine nor more than fifteen persons, the exact number to be fixed from time to time by the Board of Directors. The Certificate of Organization also requires that the directors be divided into three classes with staggered three-year terms and that the classes be nearly as equal in number as may be. At a meeting on November 21, 2001, the Board of Directors fixed the number of Directors at nine and divided them into three classes with three Directors in each class. The terms of the three Directors in Class I will expire in 2002; the terms of the three Directors in Class II will expire in 2003; and the terms of the three Directors in Class III will expire in 2004. Terms will expire at the annual meeting held in such year. Under Maine law, those candidates who receive the greatest number of votes cast at the meeting, even if they do not receive a majority of the votes cast, shall be deemed elected. Consequently, as long as votes are cast for at least three candidates, abstentions and broker non-votes will have no effect on the outcome of the election of Directors.


				PERFORMANCE GRAPH

	Securities and Exchange Commission Regulation S-K, Item 402(l) requires the inclusion of a performance graph for "a class of common stock registered under section 12 of the Exchange Act". On October 10, 2001, all shares of the common stock of the Company were acquired by Emera Inc. of Halifax, Nova Scotia. On October 23, 2001, the Company filed Form 15 with the Securities and Exchange Commission deregistering its common stock. The Company has no remaining class of common stock registered under section 12 of the Exchange Act. This item is therefore omitted.




			 ITEMS TO BE VOTED UPON

The following additional matters will be presented by the management at the meeting:

1) Amend the Articles of Incorporation of the Company to reduce the minimum number of Directors of the Company from 9 directors to 3 directors, thereby conforming the Company's Articles with the minimum requirement under the Maine Business Corporations Act.
2) Amend the By-Laws of the Company to eliminate the requirement that Directors be stockholders of the Company, thereby conforming the Company's By-Laws with the minimum requirement under the Maine Business Corporations Act.
3) Amend the By-Laws of the Company to remove references to and special conditions related to the 8.76% series of non-voting preferred stock, such series having been redeemed in 1999.
4) Ratify and approve the actions of the Officers and the Board of Directors taken since the most recent Annual Meeting of Shareholders.

The management has no knowledge of any other matter to come before or to be acted upon at the meeting. If, however, any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote thereon in accordance with their judgment.


	      STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

Any proposals of stockholders of the Company intended to be presented at the 2001 Annual Meeting must be received by the Company on or before December 31, 2001 for inclusion in the proxy statement and form of proxy relating to that meeting.



				  By Order of the Board of Directors,



				  Andrew Landry
				  Clerk

Bangor, Maine
November 30, 2001

APPENDIX I


		      BANGOR HYDRO-ELECTRIC COMPANY
	       AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
				CHARTER


I. Purpose

The purpose of the Audit Committee is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, and the audit process.

II. Composition

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. Duties and Responsibilities

To fulfill its duties and responsibilities the Audit Committee shall:

Documents / Reports Review
1. Review and update this Charter periodically as conditions dictate.
2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent public accountants.
3. Review with financial management and the independent accountants the 10-Q and discuss with the independent accountants' immaterial adjustments waived in the interim financial statements. These should occur prior to the filings or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

4. Communicate in the Company's annual report that based on the review and discussions of the audited financial statements with management and discussions with independent accountants, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's annual report on Form 10-K for the last fiscal year for filing with the Commission.

Independent Accountants

1. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence.
2. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.
3. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.
4. Discuss the independent accountants' judgements about the quality, and not just the acceptability, of the Company's accounting principles and underlying estimates in the financial statements.

Financial Reporting Processes

1. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.
2. Consider the independent accountants' judgements about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.
3. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants or management.

Ethical and Legal Compliance

1. Review a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.
2. Review, with the organization's counsel, legal compliance matters.
3. Perform any other activities consistent with their Charter, the Company's By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

Established January 11, 2000


		     BANGOR HYDRO-ELECTRIC COMPANY
			   P.O. BOX 1599
		       BANGOR, ME  04402-1599


				PROXY

	       SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David McD. Mann and Richard J. Smith each or either of them, with full power of substitution, proxies to vote all of the stock of Bangor Hydro-Electric Company which the undersigned is entitled to vote at the Annual Meeting of the Stockholders December 19, 2001, or at any adjournment thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)



BANGOR HYDRO-ELECTRIC COMPANY
C/O EquiServe
P. O. Box 8040
Boston, MA 02266-8040



			THIS IS YOUR PROXY.
		      YOUR VOTE IS IMPORTANT



Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy (attached below) in the enclosed envelope. Thank you for your attention to this important matter.


  ---
 | X | Please mark vote as in example.
  ---


THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFIC DIRECTIONS BELOW. IF THE PROXY IS SIGNED AND RETURNED WITHOUT SUCH DIRECTIONS, IT WILL BE VOTED
FOR ALL NOMINEES AND IN FAVOR OF THE RESOLUTIONS DESCRIBED HEREIN.
RETURNING
YOUR SIGNED PROXY SHALL ALSO AUTHORIZE THE PROXIES TO VOTE OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING IN THEIR DISCRETION.


1.  Election of Directors

Nominees:
Class I:   Robert S. Briggs, Norman A. Ledwin, Elizabeth A. MacDonald
Class II:  Jane J. Bush, David McD. Mann, Richard J. Smith
Class III: Christopher G. Huskilson, Carroll R. Lee, Ronald E. Smith


   FOR     ---     WITHHELD     ---
   ALL    |   |    FROM ALL    |   |
 NOMINEES |   |    NOMINEES    |   |
	   ---                  ---

  ---
 |   |
 |   |
  --- --------------------------------------
      FOR ALL NOMINEES EXCEPT AS NOTED ABOVE





2. Resolved to amend the Articles of Incorporation of the Company to reduce the minimum number of Directors of the Company from 9 directors to 3 directors.

   FOR      ---     AGAINST      ---
   THE     |   |      THE       |   |
RESOLUTION |   |   RESOLUTION   |   |
	    ---                  ---


3. Resolved to amend the By-Laws of the Company to eliminate the requirement that Directors be stockholders of the Company.

   FOR      ---     AGAINST      ---
   THE     |   |      THE       |   |
RESOLUTION |   |   RESOLUTION   |   |
	    ---                  ---


4. Resolved to amend the By-Laws of the Company to remove references to and special conditions related to the 8.76% series of non-voting preferred stock, such series having been redeemed in 1999.

   FOR      ---     AGAINST      ---
   THE     |   |      THE       |   |
RESOLUTION |   |   RESOLUTION   |   |
	    ---                  ---


5. Resolved to ratify and approve the actions of the Officers and the Board of Directors taken since the most recent Annual Meeting of Shareholders.

   FOR      ---     AGAINST      ---
   THE     |   |      THE       |   |
RESOLUTION |   |   RESOLUTION   |   |
	    ---                  ---




					       ---    MARK HERE
					      |   |  FOR ADDRESS
					      |   |   CHANGE AND
					       ---   NOTE AT LEFT


Please sign exactly as name appears hereon. Executors, Administrators, Trustees, etc. should so indicate when signing. Joint owners should each sign.


Signature:                            Date:
	   -------------------------        ----------

Signature:                            Date:
	   --------------------------       ----------